                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 26, 2006
                Date of Report (Date of earliest event reported)

                                  Salton, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-19557                  36-3777824
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                1955 W. Field Court, Lake Forest, Illinois 60045
               (Address of principal executive offices) (Zip Code)

                                 (847) 803-4600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 26, 2006, William Lutz (Chief Financial Officer) has entered into an employment agreement, effective as of December 10, 2005, which provides for his continued employment in his present capacity with the Company through December 31, 2006; provided that commencing on December 10, 2005, the term is automatically extended each day by one day to create a new one-year term unless, at any time after July 1, 2006, a 12-month written notice of an intention not to extend is given by either party.

     Mr. Lutz is entitled to an annual salary at the rate of $225,000. In addition, Mr. Lutz is eligible to participate in the Company's Management Incentive Plan as determined by the Company during each fiscal year ending during the term of the employment agreement.

     Under the terms of the employment agreement, if Mr. Lutz is terminated without cause or resigns with good reason, he is entitled to receive: (1) a lump sum payment equal to accrued and unpaid salary and bonus, if any, up to the date of termination, (2) a payment equal to one year of salary as if Mr. Lutz continued to work during this period, (3) a cash payment equal to all unvested benefits forfeited upon termination, and (4) continuation of welfare benefits for one year.

     Mr. Lutz is subject to a confidentiality agreement and an 12-month non-solicitation and non-competition covenant following any termination of employment.

     A copy of the employment agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of such exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are being filed as part of this Form 8-K:

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
    99.1      Employment Agreement, effective as of December 10, 2005, between
              Salton, Inc. and William Lutz


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        ----------------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director


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

                                  EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
    99.1      Employment Agreement, effective as of December 10, 2005, between
              Salton, Inc. and William Lutz


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